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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2007

                          WESTWOOD HOLDINGS GROUP, INC.
               (Exact name of registrant as specified in charter)

            Delaware                   001-31234               75-2969997
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                         200 Crescent Court, Suite 1200
                               Dallas, Texas 75201
                    (Address of principal executive offices)

                                 (214) 756-6900
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02:   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In accordance with Securities and Exchange Commission Release No. 34-47583, the following information, which is being furnished pursuant to the requirements of
Item 2.02, "Results of Operations and Financial Condition," is being reported under Item 7.01, "Regulation FD Disclosure."

On February 7, 2007, Westwood Holdings Group, Inc. issued a press release entitled "Westwood Holdings Group, Inc. Reports Fourth Quarter and Fiscal Year 2006 Results and Announces 33% Increase in Quarterly Dividend; Assets Under Management Rise to $5.9 Billion at December 31, 2006 and Revenue Increases 24.7% for the Year 2006", a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1. The information in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended.

ITEM 7.01:   REGULATION FD DISCLOSURE

Westwood also announced today that its Board of Directors has approved the payment of a quarterly cash dividend of $0.20 per common share, payable on April 2, 2007 to stockholders of record on March 15, 2007.

ITEM 9.01:   FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:  The following exhibit is furnished with this report:

Exhibit Number    Description
--------------    --------------------------------------------------------------
99.1              Press Release dated February 7, 2007, entitled "Westwood
                  Holdings Group, Inc. Reports Fourth Quarter and Fiscal Year
                  2006 Results and Announces 33% Increase in Quarterly Dividend;
                  Assets Under Management Rise to $5.9 Billion at
                  December 31, 2006 and Revenue Increases 24.7% for the
                  Year 2006".

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2007

                                             WESTWOOD HOLDINGS GROUP, INC.


                                             By: /s/ William R. Hardcastle, Jr.
                                                 -------------------------------
                                                 William R. Hardcastle, Jr.,
                                                 Chief Financial Officer

                                  EXHIBIT INDEX
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Exhibit Number    Description
--------------    --------------------------------------------------------------
99.1              Press Release dated February 7, 2007, entitled "Westwood
                  Holdings Group, Inc. Reports Fourth Quarter and Fiscal Year
                  2006 Results and Announces 33% Increase in Quarterly Dividend;
                  Assets Under Management Rise to $5.9 Billion at
                  December 31, 2006 and Revenue Increases 24.7% for the
                  Year 2006".